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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): March 24, 1999



                          AMBAC FINANCIAL GROUP, INC.
            (Exact name of Registrant as specified in its charter)





       Delaware                        1-10777               13-3621676
(State of incorporation)        (Commission file number)     (I.R.S. employer
                                                             identification no.)


One State Street Plaza                                       10004
New York, New York                                           (Zip code)
(Address of principal executive offices)



                                (212) 668-0340
             (Registrant's telephone number, including area code)



                               Page 1 of 27 Pages

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                          Index to Exhibits on Page 4
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Item 5.    Other Events


   On March 24, 1999, financial statements for Ambac Assurance Corporation, the Registrant's wholly-owned subsidiary, for the year ended December 31, 1998 became available.


Item 7.    Financial Statements and Exhibits

      (c)  Exhibits.

           Exhibit Number                   Item
           --------------                   ----

               99.05 Ambac Assurance Corporation consolidated financial statements as of December 31, 1998 and 1997 and for the three years ended December 31, 1998.

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                                 SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       Ambac Financial Group, Inc.
                                       (Registrant)



Dated:  March 24, 1999                 By:  /s/Frank J. Bivona
                                            ------------------
                                            Frank J. Bivona
                                            Executive Vice President, and
                                            Chief Financial Officer

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                               INDEX TO EXHIBITS
                               -----------------


Exhibit
-------
Number         Description of Exhibit
------         ----------------------


 99.05 Ambac Assurance Corporation consolidated financial statements as of December 31, 1998 and 1997 and for the three years ended December 31, 1998.